BRIGHTHOUSE FUNDS TRUST I	SUMMARY PROSPECTUS	April 28, 2025
SSGA Emerging Markets Enhanced Index Portfolio
Class A and Class B Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at https://dfinview.com/BHFT. You can also get this information at no cost by calling
1-800-882-1292 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and Statement of
Additional Information, both dated April 28, 2025, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2024, including the notes to the financial statements, the financial highlights and the report of the
Portfolio’s independent registered public accounting firm, all of which are included in Form N-CSR of the Portfolio, dated
December 31, 2024, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

Investment Objective
To provide total return, primarily through capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.68%	0.93%
Fee Waiver[1]	(0.02% )	(0.02% )
Net Operating Expenses	0.66%	0.91%

Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2025 through April 30, 2026, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2026, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$67	$216	$377	$845
Class B	$93	$294	$513	$1,141
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (“SSGA FM” or “Subadviser”), subadviser to the Portfolio, uses in-depth quantitative investment analysis to construct a portfolio that it believes has the potential to outperform the MSCI Emerging Markets Index (the “Index”). SSGA FM invests the Portfolio’s assets primarily in equity securities of companies in the Index. As of the date of this Prospectus, the Index consists of large and mid capitalization companies in 24 emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities included in an emerging markets stock index. Investments in exchange-traded funds (“ETFs”), other investment companies and depositary receipts that provide exposure to equity securities included in an emerging markets stock index will count toward satisfaction of the foregoing policy. The Portfolio may invest in securities of any market capitalization, including securities of smaller capitalization companies.

In addition, the Portfolio may pursue its investment objective and principal investment strategies by investing in ETFs, other investment companies and depositary receipts. The Portfolio may do so when such exposures represent an efficient way to gain a desired investment exposure, when investing directly in a market or country may be impractical, or for other investment purposes.
The Portfolio is not a traditional “indexed investment.” Although the Portfolio typically seeks to maintain overall sector, country, region and industry exposures similar to those of the Index, because the Portfolio is actively managed and seeks to outperform the Index, its portfolio will differ from the Index and its return will typically differ from (and may underperform) the Index’s return.
SSGA FM selects investments for the Portfolio based on its analysis of companies, focusing on factors such as relative valuations, the quality of a company’s earnings, the company’s balance sheet and cash flows, and investor sentiment. SSGA FM also incorporates into its proprietary quantitative model an evaluation of the macroeconomic and market risk environment, to take into account prevailing market conditions. This process seeks to maintain a disciplined approach that is adaptive to the macroeconomic environment and responsive to changing market conditions. SSGA FM may also attempt to identify companies, industries, or countries that SSGA FM believes have the potential to experience significant increases in market prices due to recently implemented or anticipated changes in a company, industry, or within a country. SSGA FM may purchase, sell, or continue to hold an investment for the Portfolio whenever it believes that doing so may benefit the Portfolio, on the basis of any of the factors described above or any other factors it deems relevant. From time to time, the Subadviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Portfolio in the aggregate, or that a different investment might be more appropriate.
The Portfolio is unlikely to own all of the companies included in the Index and the Portfolio may invest a portion of its assets in securities not included in the Index. Equity securities in which the Portfolio may invest include common stocks and preferred stocks, real estate investment trusts, as well as derivatives selected by SSGA FM to attempt to provide a return comparable to the investment return of equity securities in the Index. The Portfolio may purchase securities in their initial public offerings.
The Portfolio may invest in securities of companies in any market sector. In seeking to maintain overall sector, country, region and industry exposures similar to those of the Index, the Portfolio may, from time to time, focus its investments in one or more sectors, countries, regions or industries. The Portfolio may concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry only when its underlying index concentrates in that industry.
The Portfolio will not otherwise concentrate its investments in securities of issuers in any industry.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a
SSGA Emerging Markets Enhanced Index Portfolio

result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Enhanced Index Strategy Risk. Because the Portfolio is actively managed, its portfolio and investment return will not normally match that of its index, and it may underperform its index. Investment decisions by the Subadviser to under- or overweight securities in the index or to vary the Portfolio’s investments from the securities included in the index will affect the Portfolio’s performance versus that of the index. In addition, the Portfolio’s returns may deviate from those of the index as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.
Model and Data Risk. When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that a counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk. Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk. Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Investment Company and Exchange-Traded Fund Risk. An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
SSGA Emerging Markets Enhanced Index Portfolio

Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	17.53%
Lowest Quarter	Q1 2020	-24.08%
Average Annual Total Return as of December 31, 2024
	1 Year	5 Years	Since Inception	Inception Date
Class A	11.41%	3.02%	3.33%	4/29/2019
Class B	11.13%	2.76%	3.08%	4/29/2019
MSCI Emerging Markets Index (reflects no deduction for mutual fund fees or expenses)	7.50%	1.70%	2.48%	—
Management
Adviser. Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser. SSGA Funds Management, Inc. is the subadviser to the Portfolio.
Portfolio Managers. Jay Siegrist, Vice President and Senior Portfolio Manager in SSGA’s Active Quantitative Equity Group, has managed the Portfolio since 2021. Mr. Siegrist has been with the firm since 1998. Adel Daghmouri, Vice President and Senior Portfolio Manager in SSGA’s Active Quantitative Equity Group, has managed the Portfolio since 2024. Mr. Daghmouri has been with the firm since 1998.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
BHF-36780
SSGA Emerging Markets Enhanced Index Portfolio